Exhibit 10.17

FIRST 2014 AMENDMENT TO

LA-Z-BOY INCORPORATED

SEVERANCE PLAN FOR NAMED EXECUTIVE OFFICERS

La-Z-Boy Incorporated (the “Company”) adopts this First 2014 Amendment to the La-Z-Boy Incorporated Severance Plan for Named Executive Officers (the “Plan”).

WITNESSETH:

WHEREAS the Company previously established the Plan for the benefit of certain of its employees; and

WHEREAS the Company reserved the right to amend the Plan; and

WHEREAS the Company believes it advisable and in the Company’s best interests to make certain changes to the Plan;

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Article III is deleted and replaced with the following:

To be eligible for Severance Benefits under the Plan, an Employee must become a Participant in this Plan and continue to be a Participant immediately before the Participant’s Termination Date.  An Employee will become a Participant in this Plan on the date (but not prior to the Effective Date) that the Employee is designated as an “Executive Officer” by the Board of Directors.  Each Participant shall be listed on Schedule A to this Plan, which schedule may be updated from time to time by the Company.  Severance Benefits may only be distributed to, or on behalf of, a Participant (as applicable) if the remaining requirements of this Plan are met.

2.                                      Schedule A shall be expanded and include:

Participant	Date of Participation	Position in La-Z-Boy Incorporated
J. Douglas Collier	November 18, 2014	Senior Vice President
Darrell D. Edwards	November 18, 2014	Senior Vice President

The above amendments shall be effective November 18, 2014.

Except as specifically amended by this Amendment, the provisions of the Plan are reaffirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has signed this Amendment to evidence adoption of this Amendment on the 10th day of December, 2014.

LA-Z-BOY INCORPORATED

By	/s/ Kurt L. Darrow

Its Chairman, President and Chief Executive Officer